UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2008

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

IDAHO	0-29786	91-0538859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington (Address of principal executive offices)		99201 (Zip Code)

Registrant’s telephone number, including area code:  (509) 838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.              Change in Registrant’s Certifying Accountant.

(b)           On April 11, 2008, Mines Management, Inc. (the “Company”) engaged Tanner LC (“Tanner”) to serve as its independent public accountants for the fiscal year ended December 31, 2008, effective immediately. The decision to retain Tanner was recommended by the Company’s Audit and Finance Committee and approved by the Company’s Board of Directors. During the fiscal years ended December 31, 2006 and 2007 and through the date hereof, neither the Company nor anyone acting on its behalf consulted with Tanner with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2008

Mines Management, Inc.

	By:	/s/ James H. Moore
James H. Moore
Chief Financial Officer